As filed with the Securities and Exchange Commission on February 20, 1997

                                        Registration Nos. 33-43616
                                                  811-6449

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X


                    PRE-EFFECTIVE AMENDMENT No.

                    POST-EFFECTIVE AMENDMENT No. 8                      X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X


                        POST-EFFECTIVE AMENDMENT No. 8

                        (Check appropriate box or boxes)

                              FRONTIER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

     101 West Wisconsin Avenue, Pewaukee, WI           53072-3433
     (Address or Principal Executive Offices)          (Zip Code)

Registrant's Telephone Number, including Area Code:  414-691-1196

 CSC-Lawyers Incorporating Service, 100 Light Street, 6th Floor, Baltimore, MD
                                     21202
                     (Name and Address of Agent for Service)

                 Approximate Date of Proposed Public Offering:
                 As soon as practical after the effective date
                         of this Registration Statement

It is proposed that the filing will become effective (check appropriate box)

   -X-    immediately upon filing pursuant to paragraph (b)
  ---     on       (date)       pursuant to paragraph (b)
  ---     60 days after filing pursuant to paragraph (a)(i)
  ---     on       (date)       pursuant to paragraph (a)(i)
  ---     25 days after filing pursuant to paragraph (a)(2)
  ---     on       (date)       pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  ---     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Equity Fund Portfolio

Pursuant to the provisions of Rule 24f-2(a)(1) under the Investment Company Act of 1940, registrant hereby elects to register an indefinite number of securities under the Securities Act of 1933. Registrant has filed Form 24F-2 pursuant to a Rule 24f-2.



                              FRONTIER FUNDS, INC.


                          Prospectus February 20, 1998


                                   FREEDOM INVESTORS CORP.
                                   Investment Advisor

                                   FREEDOM INVESTORS CORP.
                                   Distributor

                               TABLE OF CONTENTS
                               -----------------
                                                             Page
                                                             ----

Cross Reference Sheet..........................................3

Table of Fees and Expenses.....................................6

Financial Highlights...........................................7

Prospectus Summary.............................................8

Investment Objective, Policies and Risk Considerations.........9

Other Investment Techniques...................................12

Management of the Fund........................................14

Purchase of Shares............................................16

Investment Risks..............................................19

Redemption of Shares..........................................19

Retirement Plans..............................................20

Dividends, Distributions and Taxes............................21

General Information...........................................22



No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Advisor, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy in any state to any person to whom it is unlawful to make such offer in such state.

                              FRONTIER FUNDS, INC.

                             CROSS REFERENCE SHEET

                           (as required by Rule 495)

N-1A Item No.                                     Location
-------------                                     --------

PART A                                            Prospectus Caption
------                                            ------------------

Item l.Cover Page.....................................Cover Page
Item 2.Synopsis.......................................Table of Fees
                                                       and Expenses; and
                                                       Prospectus Summary
Item 3.Condensed Financial Information................Financial Highlights
Item 4. General Description of Registrant.............Cover Page;
                                                       Summary; and Investment
                                                       Objective, Policies and
                                                       Risk Considerations
Item 5.Management of the Fund.........................General Information;
                                                       and Management
                                                       of the Fund;
Item 6.Capital Stock and Other Securities.............General Information;
                                                       Dividends,
                                                       Distributions and
                                                       Taxes; and Information
                                                       for Stockholders
Item 7.Purchase of Securities Being Offered...........Purchase of Shares
Item 8.Redemption or Repurchase.......................Redemption of Shares
Item 9.Pending Legal Proceedings......................Legal Proceedings

PART B                                  Statement of Additional Information
------                                  Caption
                                        -----------------------------------

Item 10.Cover Page....................................Cover Page
Item 11.Table of Contents.............................Cover Page

Item 12.General Information and History...............Not Applicable
Item 13.Investment Objectives and Policies............Basic Investment
        Techniques; and Investment
        Restrictions
Item 14.Management of the Fund........................The Advisor; and Directors
        ..............................................and Officers
Item 15.Control Persons and Principal Holders
      of Securities...................................Directors and Officers
Item 16.Investment Advisory and Other Services........The Advisor; The
        .............................................. Distributor
Item 17.Brokerage Allocation and Other Practices......Portfolio Transactions and
        ..............................................Brokerage
Item 18.Capital Stock and Other Securities............Prospectus-General
        .............................................. Information;
        ..............................................and Determination of Net
        .............................................. Asset Value
Item 19. Purchase, Redemption and Pricing of
      Securities Being Offered........................Prospectus-Purchase of
        .............................................. Shares: Redemption of
        .............................................. Shares
Item 20. Tax Status...................................Dividends, Distributions
        .............................................. and Taxes
Item 21. Underwriters.................................Prospectus-Purchase of
        ..............................................Shares; The Distributor
Item 22.Calculations of Performance Data..............Investment Performance
        ..............................................Information
Item 23.Financial Statements..........................Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                              FRONTIER FUNDS, INC.
           101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433
                            Telephone:  414-691-1196


                                   PROSPECTUS

                               FEBRUARY 20, 1998


The Equity Fund Portfolio (the "Equity Fund") is a separate class or series of Frontier Funds, Inc. ("Frontier"), a Maryland Corporation, incorporated on October 24, 1991, and registered as an open-ended, diversified, management investment company under the Investment Company Act of 1940, whose investment objective is capital appreciation on its assets. The Equity Fund seeks to achieve its investment objective by investing primarily in the equity securities of growth-oriented companies with market values at the time of investment of greater than $10 million, which the Equity Fund's investment advisor believes are likely to have growth in revenue and/or earnings and potential for above-average capital appreciation. The minimum initial investment is $1,000. Subsequent investments will be a minimum of $50. (See "Purchase of Shares.")
                                                   ---
For further information, contact the Equity Fund, at the address or telephone number shown above.


This Prospectus sets forth concisely the information about the Equity Fund a prospective investor should know before investing in the Equity Fund. A Statement of Additional Information, dated February 20, 1998 (the "Additional Statement"), containing additional information about the Equity Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. For a free copy, write or call the Equity Fund at the telephone number or address set forth above.

                       This Prospectus should be retained
                       by investors for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TABLE OF FEES AND EXPENSES
                           --------------------------

STOCKHOLDER TRANSACTION EXPENSES:
--------------------------------

Maximum Sales Load Imposed on Purchases...............8%
Maximum Sales Load Imposed on Reinvested Dividends....None
Deferred Sales Load...................................None
Redemption Fees.......................................None
Exchange Fee..........................................None

ANNUAL EQUITY FUND OPERATING EXPENSES (as a percentage of average net assets):
-------------------------------------

Management Fees (a)<F1> (after waiver)................  0%
12b-1 Expenses........................................NONE

Other Expenses (b)<F2>............................... 12.29%
                                                      -----
     Total Equity Fund Operating Expenses (after waiver and expense reimbursements) .................................12.29%


EXAMPLE:
-------

                                              1 year   3 years  5 years 10 years
                                              ------   -------  ------- --------

You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period (c)<F3>                             $189     $384     $551     $873




(a)<F1>The Advisor has agreed to waive payment of its 1% management fee by the Equity Fund for the previous fiscal year ending September 30, 1997 and the Advisor may continue to waive payment of its 1% management fee for the present fiscal year ending September 30, 1998. If the 1% management fee had been paid in the fiscal year ended September 30, 1997, the Equity Fund's total operating expenses would have been 13.29%%. The Advisor, also at its discretion, may pay any additional expenses of the Equity Fund above the Management Fee of 1% it deems necessary and appropriate for the operation of the Equity Fund. The Equity Fund may reimburse the Advisor for such additional expenses in excess of 1% as the Board of Directors of Frontier deem appropriate and in accordance with applicable law as long as those expenses do not exceed the most restrictive state expense limitations.

(b)<F2>Such expenses may include the rental cost of office space for Equity Fund personnel, the cost of net asset value calculation, custodian and transfer agency fees, administrator fees and other customary Equity Fund expenses. Freedom Investors Corp. ("Investors"), has entered into an agreement with Frontier, pursuant to which Investors will pay all organization expenses incurred by the Equity Fund. Investors agrees that the Equity Fund shall have no obligation to reimburse or repay Investors for any organizational expenses previously paid by it or to be paid by it.

(c)<F3>Does include anticipated sales charge.

The amounts listed in this example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Equity Fund's actual performance will vary and may result in an actual return greater or less than 5%.

The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Equity Fund would bear. Except as reduced by the amount of its expense reimbursement obligations, the management fee of the Advisor, whose address is the same as the Equity Fund's, would be an annual fee of 1% of the average daily net assets of the Equity Fund.

Financial Highlights
--------------------


The following Financial Highlights for a share of beneficial interest outstanding throughout the period shown has been audited by Arthur Andersen, independent accountants, whose most recent report on the financial statements which incorporate this information appears in the Equity Fund's Annual Report to Shareholders, as filed with the Securities and Exchange Commission (the "SEC") on December 9, 1997. This table should be read in conjunction with the financial statements and notes thereto which are contained in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS


                                 9/30/97 9/30/96 9/30/95 9/30/94 9/30/93 9/30/92
                                 ------- ------- ------- ------- ------- -------
Net Asset Value, Beginning of the
Period                            $6.61   $8.06   $7.59   $8.68   $9.39  $10.001
                                                                            <F1>
Income from investment operations:

  Net investment income (loss)    (.59)   (.51)   (.47)   (.77)   (1.12)  (1.11)

  Net gains or losses on
securities (both realized
  and unrealized)                (1.74)   (.94)    .94     .13      .41     .50
                                 -----   ------    ----   ----     ----   -----
 Total from investment operation (2.33)  (1.45)    .47    (.64)   (.71)   (.61)
                                 -----   ------    ----   ----     ----   -----

Less distributions:

  Dividends (from net investment
income)                            --       --      --    (.27)     --      --

  Distributions (from capital
gains)                             --       --      --    (.18)     --      --

 Total distributions               --       --      --    (.45)     --      --
                                 -----   ------    ----   ----     ----   -----

Net Asset Value, End of
   the Period                   $4.28   $6.61   $8.06   $7.59   $8.68   $9.39
                                =====   =====   =====   =====   =====   =====

Total Return2 <F2>             (35.25)%(17.99)% 6.19%  (7.23)% (7.56)% (12.17)%3
                                                                           <F3>
Ratios/Supplemental Data

Net Assets, End of the Period
(000's)                           856   1,445   1,557   1,188   1,079     332
Ratio of Total Expenses to Average
Net Assets                      13.29%  8.29%   8.08%   9.61%   14.51% 35.05%3
                                                                            <F3>
Ratio of Net Expenses to Average
Net Assets                      12.29%  7.29%   7.08%   9.55%   13.51% 24.02%3
                                                                            <F3>
Ratio of Net Investment Loss to
Average Net Assets             (12.29)%(7.26)% (7.06)% (9.40)% (12.36)%(23.10)%3
                                                                            <F3>
Portfolio Turnover Rate          74.85% 133.42% 100.80% 121.48%  84.66%    0%

Average Commission Rate Paid    .0334 4 $.0511 4
                                     <F4>    <F4>

1<F1>The period of April 1, 1992 (commencement of operations) through September 30, 1992.
2<F2>Excluding sales charges.
3<F3>Annualized.
4<F4>Disclosure of this rate is required by the SEC on a prospective basis beginning with the Equity Fund's 1996 fiscal year end.


                               PROSPECTUS SUMMARY

          The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus:

          THE FUND: The Equity Fund is a separate class or series of Frontier Funds, Inc., a Maryland Corporation, incorporated on October 24, 1991, and registered as an open-ended, diversified, load, management investment company under the Investment Company Act of 1940.

          INVESTMENT OBJECTIVE: The Equity Fund's investment objective is to seek capital appreciation on its assets. The Equity Fund will seek to achieve this objective by investing primarily in equity securities of growth-oriented companies with total market values at the time of investment of greater than $10 million which the Equity Fund's investment advisor believes are likely to have growth in revenues and/or earnings and potential for above average capital appreciation. Although the Equity Fund may invest up to 25% of its total assets in nonconvertible debt securities and may use various special investment techniques, under normal market conditions, the Equity Fund will invest at least 75% of its total assets in the equity securities of companies described above. For purposes of this investment policy, equity securities are defined as:
common stocks, preferred stocks, warrants, convertible bonds and convertible debentures. See "Investment Objectives, Policies and Risk Considerations" and "Other Investment Techniques."

               There is no assurance that the Equity Fund will achieve its investment objective. The investment objective of the Equity Fund and its investment restrictions described in the Additional Statement are fundamental and may not be changed without stockholder approval. Its other investment policies may be changed by the Board of Directors without stockholder approval.

          MANAGEMENT AND FEES: Freedom Investors Corp. (the "Advisor") serves as the Equity Fund's investment advisor and is compensated for its services and its related expenses at an annual rate of 1.00% of the Equity Fund's average daily net assets. This fee is higher than that paid by some mutual funds but is comparable to other mutual funds which seek capital appreciation. The Equity Fund is the first investment company the Advisor has managed. See "Investment
                                                               ---
Risks" on page 18. Freedom Investors Corp. (the "Distributor"), will act as distributor for Equity Fund shares.

          HOW TO PURCHASE SHARES: Shares of the Equity Fund may be purchased through certain registered broker-dealers and from American Data Services, Inc., Transfer Agent for the Equity Fund ("Transfer Agent"), at the public offering price per share next determined after receipt of an order by either a registered broker-dealer or the Equity Fund's Transfer Agent, in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Equity Fund. The minimum initial investment is $1,000. Subsequent investments will be a minimum of $50. Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See "Purchase
                                                                  ---
of Shares" and "Retirement Plans."

          HOW TO SELL SHARES: Shares of the Equity Fund may be redeemed through certain registered broker-dealers and the Transfer Agent by the stockholder at any time at the net asset value per share next determined after the redemption request is received by either a registered broker-dealer or the Transfer Agent in proper form. See "Redemption of Shares."
                 ---

          DIVIDENDS AND REINVESTMENT: Each dividend and capital gains distribution, if any, declared by the Equity Fund on its outstanding shares will, unless a stockholder elects otherwise, be paid on the payment date in additional shares of the Equity Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Equity Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Equity Fund will pay any dividends or realize any capital gains. However, the Equity Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."
        ---

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS
------------------------------------------------------

The Equity Fund's investment objective is to seek capital appreciation on its assets by investing primarily in the equity securities of growth-oriented companies with total market values at the time of investment of greater than $10 million which the Advisor believes are likely to have growth in revenues and earnings and potential for above average capital appreciation. Although the Equity Fund may invest up to 25% of its total assets in nonconvertible debt securities and may use various special investment techniques, under normal market conditions, the Equity Fund will invest at least 75% of its total assets in the equity securities of companies described above. For purposes of this investment policy, equity securities are defined as: common stocks, preferred stocks, warrants, convertible bonds and convertible debentures. The Equity Fund will not permit loans to be made to affiliates of the Equity Fund.

Equity Securities
-----------------

Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferences or preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rate, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior debt securities of the issuer. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

Growth-oriented companies, as described above, offer a greater potential for capital appreciation. Growth-oriented companies usually have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation. In addition, because they may not be actively followed by stock analysts, the market may overlook favorable trends in particular growth companies, and then adjust its valuation more quickly once investor interest is gained. Growth companies may also be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

The Advisor believes that opportunities for capital appreciation may also be found in the preferred stock and convertible securities of growth-oriented companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Although the Advisor believes that capital appreciation opportunities may be found in these securities, it does not expect them to constitute a major portion of the Equity Fund's portfolio. Preferred stocks and convertible securities are also fixed income securities and accordingly have many of the same characteristics and risks as nonconvertible debt securities described below.

Nonconvertible Debt Securities
------------------------------

Under normal market conditions, the Equity Fund may invest up to 25% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Corporate Bonds, both rated and unrated, unrated bonds are more speculative in nature than rated bonds; (2) Government Securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (3) Commercial Paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's or which are unrated but of comparable quality in the judgment of the Advisor, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks.

The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. The Advisor would want to take advantage of rising bond prices. Lower rated and unrated fixed income securities tend to reflect short term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher rated securities. The Advisor will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

Investing in lower rated securities, which are often known as "junk bonds," entail certain risks which should be considered by investors contemplating an investment in the Equity Fund. Those risks include the following:

Youth and Volatility of the High-Yield Market
---------------------------------------------

Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. In its present size and form, the high-yield market has not weathered a protracted recession. Although experts disagree on the impact such a stagnant or recessionary period would have on the high-yield market, some analysts believe such an economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite recent volatility in the high-yield market as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Equity Fund's net value.

Redemptions
------------

If, as a result of volatility in the high-yield market or other factors, the Equity Fund experiences substantial net redemptions of the Equity Fund's shares for a sustained period of time (i.e., more shares of the Equity Fund are redeemed than are purchased), the Equity Fund may be required to sell securities without regard to the investment merits of the securities to be sold. If the Equity Fund sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Equity Fund will decrease and the Equity Fund's expense ratio may increase.

Liquidity and Valuation
-----------------------

The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds, savings and loan institutions and other financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the recent savings and loan crisis. A less liquid secondary market makes it more difficult for the Equity Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Equity Fund's privately placed high-yield securities may be particularly susceptible to the liquidity and valuation risks outlined above.

Legislative Action and Proposals
--------------------------------

There are a variety of legislative actions which have recently been taken or which are currently being considered by the United States Congress which could adversely affect the market for high-yield bonds. For example, one proposal seeks to eliminate or reduce the deductibility of interest paid on high-yield bonds used to finance corporate acquisitions. Also, recently enacted legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. These and other legislative actions could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Equity Fund to attain its investment objective.

Zero Coupon Bonds and Payment-In-Kind Bonds
-------------------------------------------

Although the Equity Fund may not generally purchase a substantial amount of zero coupon bonds or payment-in-kind ("PIK") bonds, from time to time the Equity Fund may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Equity Fund. For example, the Equity Fund accrues, and is required to distribute to stockholders, income on its zero coupon bonds. However, the Equity Fund may not receive the cash associated with this income until the bonds are sold or mature. If the Equity Fund did not have sufficient cash to make the required distribution of accrued income, the Equity Fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

If the Advisor believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Advisor may assume a temporary defensive position and may invest up to 100% of the Equity Fund's assets in high quality commercial paper and U.S. government securities such as U.S. Treasury Bills and U.S. Treasury Notes. If the Advisor assumes a temporary defensive position, the Equity Fund, at that time, may not follow the investment objectives as stated in this Prospectus.

   Other Risks
   -----------


On February 2, 1998, the Equity Fund held a special stockholder meeting to give the stockholders the opportunity to vote on whether or not the Equity Fund should be liquidated. The Board of Directors informed the stockholders that every year since the Equity Fund's inception in 1992, the Equity Fund has had a negative return except for the return in 1995. Over the past year, both the number of stockholders in the Equity Fund and the amount of assets in the Equity Fund have declined. The Board of Directors believed that it would be in the best interest of the stockholders to liquidate the Equity Fund and allow the stockholders to reinvest their distributions in investments of their own choices. The stockholders, however, voted against the Board of Directors' decision to liquidate the Equity Fund. There is a possibility that if the performance of the Equity Fund does not improve, the Board of Directors will again recommend liquidating or selling the Equity Fund. If the Equity Fund's performance continues to decline, the Equity Fund will run out of assets in the near future and stockholders will be unable to redeem their shares.


OTHER INVESTMENT TECHNIQUES
---------------------------

Foreign Securities
------------------

The Equity Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Equity Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Equity Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Equity Fund or the investor.

Corporate Reorganizations
-------------------------

The Equity Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Equity Fund may sustain a loss. For further information on such investments, see "Basic Investment Techniques" in the Additional Statement.

Warrants and Rights
-------------------

The Equity Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Equity Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

When Issued, Delayed Delivery Securities and Forward Commitments
----------------------------------------------------------------

The Equity Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when" and "if" issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Equity Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Equity Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Equity Fund prior to the settlement date. The Equity Fund will segregate with its Custodian, the Star Bank, N.A., located at the Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian"), cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Loans of Portfolio Securities
-----------------------------

To increase income, the Equity Fund may lend its portfolio securities to registered securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Equity Fund at any time, (3) the Equity Fund receives reasonable interest or fee payments on the loan, (4) the Equity Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Equity Fund's assets. Although the Equity Fund has no current intention to do so, it may also enter into repurchase agreements which are considered to be loans collateralized by the underlying securities.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Equity Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing
---------

The Equity Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions or reverse repurchase agreements may not, in the aggregate, exceed 5% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Equity Fund's assets after giving effect to the borrowing. The Equity Fund will not make additional investments when borrowings exceed 5% of assets. The Equity Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Portfolio Turnover
------------------

The investment policies of the Equity Fund may lead to frequent changes in investments particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. It is not the intention of the Equity Fund nor the advisor to engage in short-term trading. A higher portfolio turnover rate may result in higher expenses and certain tax consequences. While it is impossible to predict with certainty the portfolio turnover, the Advisor expects that the annual turnover rate of the Equity Fund will not exceed 100%.

Portfolio turnover generally involves some expense to the Equity Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Rapid turnover makes it more difficult for the Equity Fund to qualify as a pass-through entity for federal tax purposes in view of a requirement that the Equity Fund obtain less than 30% of its gross income in any tax year from gains on the sale of securities held less than three months. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

MANAGEMENT OF THE FUND
----------------------

   The Board of Directors
   ----------------------


Frontier's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Equity Fund. The Board of Directors decides upon matters of general policy and reviews the actions of Freedom Investors Corp., the Distributor and the Advisor, which is a Wisconsin corporation formed in 1988 by James R. Fay ("Mr. Fay"), the President. Frontier's Board of Directors recently decided that it would be in the best interest of the stockholders to liquidate the Equity Fund because of the Equity Fund's consistently poor performance.


On May 8, 1997, during a regular meeting of the Board of Directors, the Board of Directors discussed at length the status of the Equity Fund and its ability to remain competitive in the future. The decision was made in that meeting that if the Equity Fund's net asset value ("NAV") did not improve over the next six months, the Board of Directors would recommend selling or liquidating the Equity Fund. At the next regular meeting of the Board of Directors on August 26, 1997, the Board of Directors once again discussed the status of the Equity Fund and noted that no improvement had been made. The Board of Directors agreed that there were at least three options for the Equity Fund: (1) to liquidate the Equity Fund; (2) to find a new Advisor for the Equity Fund; or (3) to create a new portfolio. The Board of Directors agreed that whatever it decided to do, a decision should be made before the end of the calendar year.


On November 20, 1997, the Board of Directors noted that the Equity Fund's performance delined over the previous six-month period and approved the decision to liquidate the Equity Fund. The Board of Directors authorized the Advisor to take all steps necessary to obtain liquidation. It should be noted that director, James R. Fay, did not agree with the other directors (including the independent directors) to liquidate the Equity Fund, and voted against the resolution. Factors that influenced the Board of Director's decision included the continuous decline in the Equity Fund's assets and number of stockholders. At the close of the Equity Fund's year ended September 30, 1996, the Equity Fund had 142 stockholders. Since that time, the number of stockholders has declined to 127 as of September 30, 1997. The Equity Fund's assets have also declined 40% from $1,444,807 on September 30, 1996 to $856,093 on September 30, 1997. To
the contrary, the Equity Fund's expense ratio continues to rise. The expense ratio has increased from 8.29% for the fiscal year ending September 30, 1996 to 13.29% for the fiscal year ended September 30, 1997. Since it would take a significant rise in the Equity Fund's assets and the number of investors participating in the Equity Fund to materially decrease the Equity Fund's expense ratio, it is not expected that the expense ratio will decrease in the near future.


However, in a special stockholder meeting held February 2, 1998 called by the Board of Directors to vote on the matter of liquidation, the majority of the stockholders decided against the Board of Directors' decision to liquidate and instead decided to allow the Equity Fund to continue to operate as it is currently being done. The results of the vote were as follows: there were a total of 181,411.051 shares outstanding and eligible to vote as of the December 15, 1997 record date; 173,332.31 or 95.5% of all outstanding shares responded. Out of the stockholders that responded, 1,929.740 shares abstained; 42,484.774 shares voted for the decision to liquidate the Equity Fund; and 128,917.796 shares (or 74.4% of all voting shares) voted against the decision to liquidate the Equity Fund. Therefore, the Equity Fund continues to operate.

The Advisor
-----------


The Advisor is located at 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53702-3433. The Advisor is a registered Investment Advisor with the Securities and Exchange Commission. Mr. Fay, President of the Advisor, is the person who is primarily responsible for the day-to-day management of the Equity Fund Portfolio. Neither the Advisor nor Mr. Fay has advised any other mutual fund. The principal occupation of Mr. Fay during the last six years has been his role as President of Freedom Financial, Inc., Freedom Investors Corp. and Frontier Funds. Pursuant to an Investment Advisory Agreement with Frontier, the Advisor, under the supervision of Frontier's Board of Directors, provides a continuous investment program for the Equity Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities. As compensation for its services and the related expenses borne by the Advisor, the Equity Fund pays the Advisor a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Equity Fund's average daily net assets, which is higher than that paid by some mutual funds but is comparable to other mutual funds which seek capital appreciation. The Advisor has waived payment of its 1% management fee since the Equity Fund's inception. The Advisor may continue to waive payment of its 1% management fee for the present fiscal year ending September 30, 1998. The Advisor, at its own discretion, may pay any additional expenses of the Equity Fund above the management fee of 1% it deems necessary and appropriate for the operation of the Equity Fund. The Equity Fund may reimburse the Advisor for any additional expenses in excess of 1% as the Board of Directors of Frontier deems appropriate and in accordance with applicable law.

In addition to the fees of the Advisor, the Equity Fund is responsible for the payment of all its other expenses incurred in the operation of the Equity Fund, which include, among other things, expenses for legal and independent accountant's services, costs of printing all materials sent to stockholders, charges of the Custodian, the Transfer Agent and any persons hired by the Equity Fund, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Equity Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Equity Fund's officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Equity Fund for sale in various jurisdictions, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or nonrecurring expenses and other expenses properly payable by the Equity Fund.

All brokerage commissions paid by Frontier for the purchase and sale of assets of the Equity Fund will be paid to non-affiliated broker/dealers.


The net asset value per share as of September 30, 1997 was $4.28 representing a decrease of $2.33 per share, which represents a total negative return of 35.25%. The Equity Fund maintained its investment strategy consistent with the stated investment objectives and limitations. This strategy has resulted in a net loss on investments.


               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN THE
               -----------------------------------------------------------
               FRONTIER FUNDS, INC., EQUITY FUND PORTFOLIO AND THE S&P 500.
               -----------------------------------------------------------

               DATE      FRONTIER FUNDS, INC.     S&P 500
               4/1/92         $10,000             $10,000
               9/30/93          7,985              11,452
               9/30/94          7,408              11,873
               9/30/95          7,866              14,996
               9/30/96          6,551              17,718
               9/30/97          4,242              24,929


The Administrator
-----------------


Frontier has entered into an Administrative Services Agreement ("Administrative Agreement") with American Data Services, Inc. (the "Administrator"), whose principal offices are located at 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. Pursuant to the Administrative Agreement, the Administrator coordinates the administrative services necessary for the Equity Fund's operations between the Equity Fund's Custodian, Transfer Agent, legal counsel and independent accountants. These administrative services do not include the investment advisory and portfolio management services of the Advisor. For these services and the related expenses borne by the Administrator, the Equity Fund pays the Administrator a fee computed daily and payable monthly, at the greater of $2,203 or based upon the total assets of the Equity Fund, at a rate of 1/12th of 0.10% on the first $75 million of the average total monthly assets, 0.05% on the next $100 million of the average total monthly assets and 0.03% on the average total assets excess of $175 million monthly. In addition, the Equity Fund will reimburse the Administrator its reasonable out-of-pocket expenses for travel, in connection with travel requested by the Equity Fund or the Equity Fund's Advisor which, together with the services to be rendered and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.

PURCHASE OF SHARES
------------------

Shares of the Equity Fund may be purchased through certain registered broker-dealers and from the Transfer Agent for the Equity Fund, at the public offering price per share next determined which is equal to their net asset value plus a sales charge. The minimum initial investment is $1,000. Subsequent investments will be a minimum of $50. Investments through an Individual Retirement Account or other retirement plans, however, have different requirements (see "Retirement
                                                                 ---
Plans").

Shares purchased through registered broker-dealers are sold at the public offering price per share as described above next determined after receipt of an order by a registered broker-dealer. For residents of the State of Nebraska, the Equity Fund will only accept orders from broker-dealers registered in the State of Nebraska. Shares purchased through the Transfer Agent, are sold at the public offering price per share next determined after receipt of an order by the Transfer Agent in proper form with accompanying check or bank wire payment arrangements satisfactory to the Equity Fund. Although most stockholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

Prospectuses, sales material and applications may be obtained from the Distributor. The Equity Fund and its Distributor reserve the right in their sole discretion (1) to suspend the offerings of the Equity Fund's shares and (2) to reject purchase orders when, in the judgment of the Equity Fund's management, such rejection is in the best interest of the Equity Fund.

The net asset value per share of the Equity Fund is determined as of the close of the regular session of the New York Stock Exchange, which is generally 4 p.m., New York City time, on each day that trading is conducted on the New York Stock Exchange by dividing the value of the Equity Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made.

In the calculation of the Equity Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") is valued at its last sale price on that exchange (if there were no sales that day, the security is valued at the closing bid); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid quotation; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Equity Fund's directors (valuation of debt securities for which market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the latest available bid price for such securities prior to the valuation time. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors of Frontier. See "Determination of Net Asset Value" in the Additional
              ---
Statement.

                                                              Discount or
                   Sales Charge As %   Sales Charge As %       Commission
  Initial Sales      of Net Amount       of the Public     to Dealers as % of
     Charge            Invested         Offering Price       Offering Price
  -------------     ----------------    --------------       --------------
Amount of Purchase
------------------
Less than
$5,000,000               8.7%                 8%                  7.5%

$5,000,000 and
over                     0%                   0%                  0%

Mail
----

To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to "Frontier Funds, Inc., Equity Fund," to: Frontier Funds, Inc., 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433 or Star Bank, N.A., via mail: Frontier Funds, Inc., Equity Fund, Location 0222, Cincinnati, Ohio 45264-0222; via Federal Express: Star Bank, N.A., Frontier Funds, Inc., Equity Fund, 425 Walnut Street, M.L., 6118, Cincinnati, Ohio 45202.

Subsequent purchases do not require a completed application and can be made by
(1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the stockholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply.

Bank Wire
---------

To purchase shares of the Equity Fund using the wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent for the Equity Fund, at 1-800-231-2901 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire Funds to:

     Star Bank, N.A.
     ABA # 042-00001-3
     Frontier Funds, Inc., Equity Fund
     Acct. # 8512162
     For Further Credit to:

     Account Name (Your Name)
     Personal Account No. of (Your Frontier Funds, Inc., Account Number)

For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but Transfer Agent does not charge investors in the Equity Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

Personal Delivery
-----------------

Deliver a check made payable to "Frontier Funds, Inc., Equity Fund" along with a completed subscription order form to: Frontier Funds, Inc., 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433 or Star Bank, N.A., Mutual Fund Custody Unit, 425 Walnut Street, Sixth Floor, Cincinnati, Ohio 45202.

Automatic Investment Plan
-------------------------

The Equity Fund offers an automatic monthly investment plan, details of which can be obtained from the Distributor. There is a $1,000 minimum initial investment for accounts establishing an automatic investment plan.

Systematic Withdrawal Plan
--------------------------

The Equity Fund offers a systematic withdrawal program for stockholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. To be eligible for the Systematic Withdrawal Plan, a stockholder must have an Equity Fund account value of $10,000 or more. Details can be obtained from the Distributor.

Other Investors
---------------

No minimum initial investment is required for officers, directors or full-time employees of the Equity Fund, the Advisor, the Distributor or their affiliates, registered representatives with sales agreements, certain broker-dealers, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit, and shares may be purchased by the above-mentioned at net asset value. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

Reduced Sales Charges
---------------------

A reduction of sales charge rates may be obtained as follows:

Right of Accumulation
---------------------

The Right of Accumulation refers to the waiving of the sales charge assessed on purchases of shares by single purchasers at the point at which such purchases aggregate $5,000,000, provided that all previously purchased shares are still held by the purchaser. A "single purchaser" (as defined below) is not subject to any sales charge under the following example: if a previous purchase currently valued in the amount of $1,000,000 had been made subject to a sales charge and the shares are still held, a current purchase of $4,000,000 will qualify for a 0% sales charge. The reduced sales charge is applicable only to current purchases.

The term "single purchaser" refers to (1) an individual, (2) an individual and spouse purchasing shares of the Equity Fund for their own account or for trust or custodial accounts for their minor children, or (3) a trustee or other fiduciary purchasing for any one trust, estate, or fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Sections 401 or 403 of the Internal Revenue Code (the "Code") but not for a group formed to acquire shares). To be entitled to a reduced sales charge for shares already owned, the investor must notify the Distributor or the Transfer Agent at the time of the purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her accounts, and those accounts held in the name of his or her spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.

Letter of Intent
----------------

By initially investing at least $1,000 and submitting an executed Letter of Intent to the Distributor at the time of initial investment, a "single purchaser" may make purchases of shares of the Equity Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter.

INVESTMENT RISKS
----------------

The Advisor has not previously provided advisory services to an investment company. Consequently, the Advisor will be continuing to develop its investment analysis systems contemporaneous with providing investment advice to the Equity Fund.

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Equity Fund is designed for long term investors who can accept the fluctuations in portfolio value and other risks associated with seeking to maximize capital appreciation through investment in securities. There can be no assurance that the Equity Fund will achieve its objective.

The Equity Fund diversifies its securities holdings to reduce risk. Although risk cannot be eliminated, diversification reduces the impact of any single investment. The Equity Fund may invest in both large and small companies. Investments in small companies involve greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.


The Board of Directors has consistently monitored the performance of the Equity Fund which led to the Board of Directors' decision to recommend liquidating the Equity Fund. However, at a special shareholder meeting held on February 2, 1998, the majority of the stockholders voted not to liquidate the Equity Fund. If the performance of the Equity Fund does not improve over time, it is possible that the Board of Directors may again recommend that the Equity Fund be liquidated or sold.

Any investment by the Equity Fund in medium or long term interest bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Certain risk factors are also associated with other investment practices of the Equity Fund (none of which is expected to involve more than 25% of the Equity Fund's net assets), including investing in debt securities and investing in foreign securities. Although the Equity Fund does not purchase securities with a view of rapid turnover, there are no limitations on the length of time portfolio securities must be held. The Equity Fund's portfolio turnover rate is not expected to exceed 100%. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. The Equity Fund's Advisor has not previously served as an advisor to a mutual fund.

REDEMPTION OF SHARES
--------------------

Upon receipt by the Transfer Agent of a redemption request in proper form as described below in the next paragraph, shares of the Equity Fund will be redeemed at their next determined net asset value (see "Purchase of Shares for
                                                   ---
Determination of Net Asset Value"). Redemption requests received after the time as of which the Equity Fund's net asset value is determined on a particular day will be redeemed at the net asset value of the Equity Fund determined on the next day that net asset value is determined. In the early stages of the Equity Fund, a significant redemption could adversely affect the net asset value of the Equity Fund. Checks for redemption process will normally be mailed to the stockholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes. Redemptions of $5,000 or more require a signature guarantee. Redemption requests in proper form may be made by letter to the Transfer Agent, specifying: (1) the name of the Equity Fund, (2) the dollar amount or number of shares to be redeemed and (3) the account number.
The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request that is going to other than the address of record or is made payable to other than the registered owner(s) must be guaranteed in a manner acceptable to the Transfer Agent. Other redemption restrictions may apply depending upon the type of account. Please contact the Transfer Agent for information on other redemption restrictions. Stockholders may also redeem Equity Fund shares through certain registered broker-dealers at the net asset value next determined after receipt of the order in proper form by the broker-dealer, who have made arrangements with the Equity Fund permitting them to redeem shares by proper written form and who may charge stockholders a fee for this service.

Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

The Equity Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension or (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Equity Fund not reasonably practicable.

To minimize expenses, the Equity Fund reserves the right to involuntarily redeem, upon not less than 30 days notice, all shares of the Equity Fund in an account (other than an Individual Retirement Account) which has a value below $500. However, a stockholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

RETIREMENT PLANS
----------------

The Equity Fund has available a form of Individual Retirement Account ("IRA") for investment in Equity Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Equity Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.

Investors who are self-employed may purchase shares of the Equity Fund through tax deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Equity Fund does not currently act as Sponsor for such plans.

Equity Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) Plans which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $50.00 and a $50.00 minimum for additional investments. Under the Internal Revenue Code of 1986 (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $4,000 annually to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.


Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Internal Revenue Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor. Roth IRAs are also available.

DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------

Each dividend and capital gains distribution, if any, declared by the Equity Fund on its outstanding shares will, unless the stockholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Equity Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Equity Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Equity Fund will pay any dividends or realize any capital gains. However, the Equity Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

The Equity Fund intends to qualify for tax treatment as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its stockholders. In order to qualify as a Regulated Investment Company and to avoid payment of taxes at the fund level, the Equity Fund will distribute substantially all of the net ordinary income and net capital gains to its stockholders as described above.

The Equity Fund must meet the Code's diversification requirement that, at the end of each calendar quarter, no more than 25% of the Fund's assets may be invested in securities of a single issuer and at least 50% of the assets of the Equity Fund must be invested in cash, cash items, receivables, U.S. Government Securities, securities of other regulated investment companies and securities of other issuers limited with respect to any one issuer to not more than 5% of the assets of the Equity Fund. The Equity Fund (1) must also derive at least 90% of its annual gross income from certain specified sources and (2) may not derive 30% or more of its annual gross income from the disposition of securities (or foreign currency positions not directly related to the Equity Fund's principal business of investing in securities) held for less than three months. The U.S. Treasury Department is authorized to promulgate regulations under which certain foreign currency gains realized by the Equity Fund may no longer be regarded as qualifying income under the 90% requirement.

All distributions, other than long-term capital gain distributions and exempt-interest dividends, are taxable as ordinary income. Distributions of long-term capital gains, if designated as such by the Equity Fund, are taxable as such, regardless of how long the stockholder has owned shares in the Equity Fund. If a stockholder disposes of shares at a loss before having held the shares for longer than six months, such loss will be treated as a long-term capital loss to the extent a stockholder has received a long-term capital gains dividend on the shares. Equity Fund distributions are taxable whether distributed to stockholders in cash or additional shares. However, many tax-exempt entities may not be subject to tax on Equity Fund distributions.

The Code generally requires the Equity Fund to distribute, prior to December 31 in each year without regard to its fiscal year end, 98% of its ordinary income for that year and 98% of the capital gain net income, if any, realized in the one-year period ending on October 31 in that year. Distributions declared and payable to stockholders of record in October, November or December and paid in January will be treated for Federal income tax purposes as if received by the stockholder in December. To the extent that the distribution requirement for a calendar year is not met, a 4% nondeductible excise tax on the undistributed amount would be assessed against the Equity Fund.

The Transfer Agent will send stockholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to stockholders during the preceding year. This statement should be kept as a permanent record. A fee may be charged for any duplicate information requested.

Before investing in the Equity Fund individuals are advised to check the consequences of local and state tax laws, and the consequences for any retirement plan offering tax benefits.

GENERAL INFORMATION
-------------------

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
----------------------------------------------------

The Equity Fund is a separate class or series of stock of Frontier Funds, Inc., a Maryland corporation ("Frontier"), incorporated on October 24, 1991, and registered as an open-ended, diversified, load, management investment company under the Investment Company Act of 1940. The authorized capital stock consists of 200,000,000 shares of common stock having a par value of ($.01) per share. Frontier's Board of Directors is authorized to divide the unissued shares into one or more classes of common stock (which may be referred to as Portfolios, Funds or series), each class representing a separate, additional Fund portfolio, and to fix the number of shares in any such class. The Board of Directors has initially designated one class or series of common stock to be known as "The Equity Fund Portfolio," and has allocated 80,000,000 of the common shares to this class.

Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class. Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Equity Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the stockholder.

The Equity Fund sends semiannual and annual reports to all of its stockholders which include a list of portfolio securities and the Equity Fund's financial statements which shall be audited annually.

The shares of the Equity Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested in writing to the Transfer Agent by an investor who is a stockholder of record, the Equity Fund does not issue certificates evidencing Equity Fund shares.

Frontier will hold annual stockholder meetings only in the years in which directors are required to be elected. Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Equity Fund's outstanding shares. The directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that stockholders will receive communication assistance in connection with calling such a meeting.

The initial purchase of capital stock of the Equity Fund ("Initial Capital Stock") was made on March 9, 1992, by Freedom Financial, Inc., a Wisconsin corporation ("Freedom"), which is the parent company of the Advisor of the Equity Fund. Freedom has disclosed to the Equity Fund its intention to redeem the Initial Capital Stock on or before April 18, 1992, as permitted by law.

STOCKHOLDER APPROVAL
--------------------

Other than elections of directors, which is by plurality, any matter for which stockholder approval is required by the General Corporation Law of Maryland and the Investment Company Act of 1940, requires the affirmative vote of at least a "majority" (as defined by the Investment Company Act of 1940) of the outstanding voting securities of the Equity Fund of Frontier at a meeting called for the purpose of considering such approval. A majority of the Equity Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

LEGAL PROCEEDINGS
-----------------


There are currently no pending material legal proceedings against the Equity Fund, Frontier Funds, Inc., Freedom Investors Corp., the Equity Fund's Investment Advisor and Distributor and Freedom Financial, Inc., the Advisor's parent corporation.

PERFORMANCE INFORMATION
-----------------------

The Equity Fund may furnish data about its investment performance in advertisements, sales literature and reports to stockholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one and five year periods and the life of the Equity Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during the particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of such period. The Equity Fund may also furnish total return and yield calculations for other periods and/or based on investments at various sales charge levels or net asset values. Any performance data which is based on the Equity Fund's net asset value per share would be reduced if a sales charge were taken into account.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
-------------------------------------------------------

Star Bank, N.A., is the Custodian for the Equity Fund's cash and securities.
The Custodian is located at the Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202. American Data Services, Inc. performs the Transfer Agent and Stockholder Services on behalf of the Equity Fund and is located at 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. Also, the Transfer Agent and Custodian do not assist in and are not responsible for investment decisions involving assets of the Equity Fund.

INFORMATION FOR STOCKHOLDERS
----------------------------

All stockholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Freedom Investors Corp., 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433. For assistance, call 414-691-1196.

This Prospectus omits certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Equity Fund or its Distributor.

(FRONTIER FUNDS, INC. LOGO)

Date ---------------------------------------                ACCOUNT APPLICATION
MAIL TO: Frontier Funds, Inc.,
Equity Fund c/o Star Bank, N.A.
Location 0222,
Cincinnati, OH   45264-0222

Make Check payable to Frontier Funds, Inc., Equity Fund
This application cannot be used for any modification of an existing account; or any registration other than those stated below. This application also cannot be used to establish an Individual Retirement Account (IRA). To obtain an IRA application, or forms to modify your account, call 1-800-231-2901.
In accordance with the account provisions set forth in the Prospectus for the fund selected, which I acknowledge receiving; Freedom Investors, Corp. is authorized to act as Agent for the Investment Dealer named below in the purchase of shares to establish an account in accordance with the instructions on this application.

APPLICATIONS WHICH ARE NOT COMPLETE MAY BE REJECTED.

   MAIL COMPLETED APPLICATION TO:  FRONTIER FUNDS, INC. C/O STAR BANK, N.A.,
                   LOCATION 0222, CINCINNATI, OH  45264-0222

PLEASE PRINT
NAME OF DEPOSITOR(S) (AS SHOWN ON BANK RECORDS)-------------------------------

As a convenience to us the depositor(s), we hereby request and authorize you to pay and charge to our account ACH debits or pre-authorized checks drawn on our account by Star Bank, N.A. as custodian for Frontier Funds, Inc. and payable to the order of any of the Frontier Funds, Inc. provided there are sufficient collected funds in said account to pay the same upon presentation. We agree that your rights with respect to each such check shall be the same as if it were a check drawn on you and signed personally by each of us. This authority is to remain in effect until revoked by us in writing to you, and until you actually receive such notice, we agree that you shall by fully protected in honoring any such checks.

We further agree that if any such check be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

----------------------   -----------------------------------------------------
Name of Bank   Signature of Depositor (signed exactly as shown on bank records)

-----------------------   ----------------------------------------------------
Bank Account No.  Signature of Depositor (signed exactly as shown on bank records)

------------------------------------------------------------   ---------------
Address                                                           Date Signed

------------------------------------------------------------------------------
City, State, Code of Bank

1  INITIAL INVESTMENT
---  FRONTIER FUNDS, INC. EQUITY FUND
The minimum initial investment for each fund is $1,000.00. Please make your check payable to Frontier Funds, Inc.
                                                    $  -----------------------

2  DISTRIBUTION OPTION

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS WILL BE REINVESTED IN SHARES UNLESS
  OTHERWISE CHECKED BELOW.
---  Pay my Dividends in cash and reinvest my Capital Gain Distributions in shares.
---  Pay my Dividends and Capital Gain Distributions in cash.
---  Special Payee/Address for cash Dividends if different from registration.

Name of Payee----------------------------------------------------------------

Address-----------------------------------------------------------------------

------------------------------------------------------------------------------

City ---------------------------------  State  ---------------  Zip  ---------

3  ACCOUNT REGISTRATION

NAME(S) SHOULD APPEAR EXACTLY AS THE ACCOUNT IS TO BE REGISTERED. The account of two or more co-owners will be registered as "joint tenants with right of survivorship" unless another form of ownership is specified. If Trust, provide Trustee and date of Trust.

---  Individual --------------------------------------------------------------

---  Joint Tenant ------------------------------------------------------------

---  Custodian ---------------------------------------------------------------

---  Other -------------------------------------------------------------------

Mailing Address:

------------------------------------------------------------------------------
Street

-------------------------------------------   --------------   ---------------
City                                          State            Zip

TAXPAYER IDENTIFICATION NUMBER --------------------------------
                                        (Required)
U.S. CITIZEN    ---  Yes      ---  No

4  AUTOMATIC INVESTMENT PLAN

(If Plan is requested, attach voided check here.) Authorization for Frontier
 Funds, Inc. to make withdrawals on the bank account indicated below.
Beginning on approximately the --- 20th of ----------------- and on the
                                                Month
same day each --- month or --- quarter thereafter. Initial date must be at least 30 days from application date. Credit Unions may not be eligible.

Name of Bank------------------------------------------------------------------

Address-----------------------------------------------------------------------

City ----------------------------------- State ------------- Zip -------------

Bank Account #----------------------------------------------------------------

Amount------------------------------------------------------------------------

5  SYSTEMATIC WITHDRAWAL PLAN
(COMPLETE ONLY IF SYSTEMATIC WITHDRAWAL PLAN IS SELECTED.)

Minimum Account Value Requirement: Please check Prospectus of the selected fund. You are authorized to redeem in accordance with the terms of the Prospectus, sufficient shares to realize the amount indicated below at the net asset value in effect on the date of redemption. You are directed to make Systematic Withdrawal Payments in the amount of $ ---------------------.

Monthly Commencing ----------------  Quarterly Commencing --------------------
                       Month                                     Month
NOTE-Provide the following information only if name of Payee is different from Account Registration.

Payable to--------------------------------------------------------------------
                 Payee's Name or Bank

------------------------------------------------------------------------------
Bank Account Number

------------------------------------------------------------------------------
Street

-----------------------------------------   -----------------   --------------
City                                         State               Zip

6  RIGHT OF ACCUMULATION/OR LETTER OF INTENTION

  For Right of Accumulation and/or Letter of Intention purposes, the account being established qualifies for NO sales charge. If claiming NOsales charge (See "Sales Charge" section in the Prospectus) please indicate your accounts below:
--- My account(s) qualifies for NOsales charge under Right of Accumulation. --- My account(s) qualifies under a Letter of Intention in the amount of
  $-----------------------. If requesting a Letter of Intention, please complete the Letter of Intention set forth on the reverse of this application.

------------------------------------------------------------------------------
Account Name

------------------------------             -----------------------------------
Account Number                              Name of Fund

                      PLEASE COMPLETE AUTHORIZATION BELOW.

7  CERTIFICATION AND SIGNATURE

The undersigned certify that they have the power and authority to establish this account and select the privileges requested. The account owners release the Fund and its agents and representatives from all liability and agree to indemnify the same from any and all losses, damages or costs for acting in good faith in accordance with the privileges selected herein. The undersigned certify that the current prospectus for the Fund selected has been received and read and that the authorizations hereon shall continue until the selected Fund receives written notice of a modification signed by all appropriate parties or a termination signed by any party. This account is subject to the terms of the Fund's prospectus, as amended from time to time, and the terms herein set forth, and is subject to acceptance by the selected Fund and to applicable laws. All terms shall be binding upon the heirs, representatives and assigns of the account owners. Under penalties of perjury, the undersigned hereby certify (1) that the Social Security /Tax Identification Number above is correct and (2) that the account owner is not subject to backup withholding because (a) the undersigned have not been notified of being subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the I.R.S. has provided notification that the account owner is no longer subject to backup withholding (Cross out (2) if it is not correct.)

x------------------------------------------------------------   --------------
    Applicant Signature                                         Date

x------------------------------------------------------------   --------------
  Co-Owner (if Applicable)                                      Date

8  INVESTMENT DEALER FOR COMPLETION BY YOUR INVESTMENT DEALER

  I hereby authorize and direct Freedom Investors, Corp. to act as my Agent in connection with transactions under the Account of the above Purchaser in accordance with the Dealer Agreement on the reverse side of this Application.
------------------------------------------------------------------------------
Firm Name                           Address

-------------------   --------------  ----------------------------------------
Dealer Number         Branch Number    Branch Name

------------------------------------------------------------------------------
Authorized Signature

---------------------  -------------------------   ---------------------   ---
Representative Number   Representative Last Name       First Name        M.I.

DEALER AGREEMENT
The Dealer guarantees the signature(s) of the applicant(s); that to the best of the Dealer's knowledge and belief the Investor is of full age and is legally competent; that the Dealer may lawfully sell securities in the state which the Investor has designated in such Application as his mailing address; and that in the case of a Systematic Withdrawal Plan that he has reviewed with the applicant(s) the provisions of this Systematic Withdrawal Plan and the rate of withdrawal, and believes that the withdrawals requested are reasonable in light of the Investor's circumstances. The Dealer represents that he has entered into a Dealer's Sales Agreement with Freedom Investors Corp., the Principal Underwriter, and in signing this Application appoints American Data Services, Inc. as his Agent to execute the purchase transactions in accordance with the terms of the Frontier Funds, Inc. Account Application executed by the Investor and the Investor's Withdrawal Plan and to confirm each purchase to the Investor and Dealer. With respect to each purchase, American Data Services, Inc. will remit monthly to the Dealer the amount of his concession.

LETTER OF INTENTION TERMS
1.   A completed Letter of Intention must accompany Account Application.
2. If my total purchases made under this Letter of Intention plus my credit under the "Right of Accumulation" are large enough to qualify for a lower sales charge category than that applicable to the category I have specified, all transactions will be recomputed on the expiration date of the Agreement to effect the lower sales charge. The dealer, by signing this Letter, agrees to return to Frontier Funds, Inc. as part of such retroactive price adjustment, the excess of the commission previously allowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under this Letter of Intention plus my credit under the "Right of Accumulation."
3. In retroactive price adjustment, any difference in sales will be either delivered to me in cash or invested in additional shares at the lower charge, as I so instruct.
4. In order to qualify for the quantity discount under this Agreement, members of my immediate family include spouse, children under 21, or any legal representative of my minor children. Also qualifying for the quantity discount are purchases made by a trustee or other fiduciary of a single trust estate or single fiduciary account, including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Sec. 401 of the Internal Revenue Code.
5. Subject to the terms of Escrow below, each purchase will be made at the current public offering price applicable for the full amount covered by the Letter of Intention, as described in the Prospectus of the Fund.
6. To insure that future purchases will receive a quantity discount, I or my dealer must inform Freedom Investors, Corp. that this statement is in effect each time I make an investment in shares. Whenever I make an additional investment in shares of the Fund, I will make reference to this Letter of Intention when each remittance is forwarded for investment.

TERMS OF ESCROW
1. From my initial purchase (or from subsequent purchases, if necessary) 8% of the minimum dollar amount in the category specified in my Letter of Intention will be held in escrow by American Data Services, Inc. as Transfer Agent under this Letter of Intention, in the form of shares, registered in my name computed to the nearest full share at the public offering price applicable to the initial purchase.
2. All dividends and any capital gain distributions on shares held in escrow will be paid to me or my order.
3. When I complete the minimum investment in the category specified in my Letter of Intention, the shares held in Escrow will remain on deposit unless I instruct that a certificate be delivered to me.
4. If my total purchase within thirteen months under this Letter of Intention plus my credit under the "Right of Accumulation" are less than the amount I have specified, I will remit to Frontier Funds, Inc. any difference between the sales charge on the amount actually purchased and the amount specified in this Letter of Intention.
5. If I do not pay such difference in sales charge within 20 days after written request from Frontier Funds, Inc. or my dealer, American Data Services, Inc. upon instruction from Frontier Funds, Inc. will redeem the appropriate number of shares held in Escrow to realize such differences and release any excess.
6. In signing this Agreement, I hereby irrevocably constitute and appoint American Data Services, Inc. my attorney to surrender for redemption any or all shares held in Escrow with full power of substitution in the premises.

                              LETTER OF INTENTION
I have read and agree to the terms of the Letter of Intention and the terms of Escrow set forth above. Although I am under no obligation to do so, I intend to invest within thirteen months from the date hereof in shares of Frontier Funds, Inc. and aggregated amount (including those shares currently held) equal to the amount checked below.
PLEASE LEGIBLY COMPLETE (PRINT OR TYPE) ALL REQUESTED INFORMATION

1. AMOUNT OF LETTER OF INTENTION
Please check one
---  $5,000
PLEASE REFER TO PROSPECTUS FOR APPROPRIATE DISCOUNT LEVELS.

2.  INVESTOR

First Name ----------------- Middle Int'l ---  Last -------------------------

Street Address---------------------------------------------------------------

City------------------------------------ State --------- Zip ----------------

SIGNATURE
Investor Signature ----------------------------------- Date -----------------

3.  OTHER EXISTING ACCOUNTS
 The following accounts qualify under the Letter of Intention:
 (See Letter of Intention Terms -- Item No. 3 -- above.)
                        ACCOUNT NAME AND ACCOUNT NUMBER

------------------------------------------------------------------------------
Account Name

--------------------------   -------------------------------------------------
Account Number               Name of Fund

------------------------------------------------------------------------------
Account Name

--------------------------   -------------------------------------------------
Account Number               Name of Fund

------------------------------------------------------------------------------
Account Name

--------------------------   -------------------------------------------------
Account Number               Name of Fund
                               If additional space is needed, attach schedule showing Account Name(s) and Number(s).

INVESTMENT DEALER ACCEPTANCE AND SIGNATURE GUARANTEE

--------------------------------   -------------------------------------------
Firm Name                          Main Office Address

---------------------------------------------   --------------   -------------
City                                               State                Zip

AUTHORIZED SIGNATURE

X---------------------------------------------------------------------------
  Authorized Signature of Dealer

--------------------   ------------------------------------------------   -----
Representative Number   Rep. Last Name         First Name        Middle Initial

Mail Completed Letter of Intention to:
Frontier Funds, Inc. c/o Star Bank, N.A., Location 0222,
Cincinnati, OH 45264-0222

ACCEPTED BY MUTUAL FUNDS

--------------------------------------
Escrow Shares

--------------------------------------------------------   -------------------
Authorized Signature                                       Expiration Date


                              FRONTIER FUNDS, INC.

                           101 WEST WISCONSIN AVENUE
                         PEWAUKEE, WISCONSIN 53072-3433
                            Telephone:  414-691-1196

                      STATEMENT OF ADDITIONAL INFORMATION

                               February 20, 1998


          This Statement of Additional Information ("Additional Statement") relates to The Equity Fund Portfolio (the "Equity Fund") which is a separate class or series of Frontier Funds, Inc. ("Frontier"), a Maryland corporation registered as an open ended, diversified, load, management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the Equity Fund's Prospectus dated February 20, 1998, as supplemented from time to time (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Equity Fund at the address and telephone number as set forth above.

                                  TABLE OF CONTENTS
                                                                     Page
                                                                     ----

Investment Objective, Policies and Risk Considerations................29

Basic Investment Techniques...........................................29

Management of The Fund................................................31

Investment Restrictions...............................................34

Portfolio Transactions and Brokerage..................................35

Capital Stock and Other Securities....................................35

Purchase and Redemption of Shares.....................................35

Determination of Net Asset Value......................................36

Dividends, Distributions and Taxes....................................36

Investment Performance Information....................................38

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS
------------------------------------------------------

The Equity Fund's investment objective is to seek capital appreciation on its assets by investing primarily in the equity securities of growth-oriented companies with total market values at the time of investment of greater than $10 million which the Advisor believes are likely to have growth in revenues and earnings and potential for above average capital appreciation. Although the Equity Fund may invest up to 25% of its total assets in nonconvertible debt securities and may use various special investment techniques, under normal market conditions, the Equity Fund will invest at least 75% of its total assets in the equity securities of companies described above. For purposes of this investment policy, equity securities are defined as: common stocks, preferred stocks, warrants, convertible bonds and convertible debentures. The Equity Fund will not permit loans to be made to affiliates of the Equity Fund.


On February 2, 1998, the Board of Directors called a special stockholder meeting to decide whether or not the Fund should be liquidated. After monitoring the consistent poor performance of the Equity Fund, the Board of Directors decided it would be in the stockholders' best interest to liquidate the Equity Fund and allow the stockholders to invest their distributions in investments of their choices. However, the stockholders voted against the Board of Directors' decision to liquidate the Equity Fund. If the Equity Fund continues to operate in the same manner it has over the past six years since its inception, the Board of Directors may again recommend that the Equity Fund be liquidated. If the Equity Fund's performance continues to decline, the Equity Fund will run out of assets in the near future and stockholders will be unable to redeem their shares.


BASIC INVESTMENT TECHNIQUES
---------------------------

Securities Subject to Reorganization
------------------------------------

The Equity Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Freedom Investors Corp. (the "Advisor"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by stockholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such consistencies requires unusually broad knowledge and experience on the part of the Advisor which must appraise not only the value of the issuer and its component businesses, as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. In making these investments, the Equity Fund will not violate any of its investment restrictions including the requirement that: (1) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (2) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Equity Funds, thereby increasing its brokerage and other transaction expenses, as well as make it more difficult for the Equity Fund to meet the test for favorable tax treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") (see
                                                                      ---
"Dividends, Distributions and Taxes" in the Prospectus). The Advisor intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments, as well as to monitor the effect of such investments on the tax qualifications test of the Code.

Nonconvertible Debt Securities
------------------------------

Under normal market conditions, the Equity Fund may invest up to 25% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Corporate Bonds, both rated and unrated (unrated bonds are more speculative in nature than rated bonds); (2) Government Securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (3) Commercial Paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's or which are unrated but of comparable quality in the judgment of the Advisor, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks.

The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. The Advisor would want to take advantage of rising bond prices. Lower rated and unrated fixed income securities tend to reflect short term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but as a result of factors such as reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market, are subject to greater volatility and risk of loss of income and principal than are higher rated securities. The Advisor will attempt to reduce such risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

Investing in lower rated securities, which are often known as "junk bonds," entail certain risks which should be considered by investors contemplating an investment in the Equity Fund. For a thorough discussion of those risks, please see "Nonconvertible Debt Securities" in the Prospectus.

If the Advisor believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Advisor may assume a temporary defensive position and may invest up to 100% of the Equity Fund's assets in high quality commercial paper and short term U.S. government securities such as Treasury Bills and Treasury Notes.

Warrants and Rights
-------------------

The Equity Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Equity Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

When Issued, Delayed Delivery Securities and Forward Commitments
----------------------------------------------------------------

The Equity Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when" and "if" issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Equity Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Equity Fund may sell the security before the settlement date if it is deemed advisable.

Borrowing
---------

The Equity Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Equity Fund's assets after giving effect to the borrowing. The Equity Fund will not make additional investments when borrowings exceed 5% of assets. The Equity Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Loans of Portfolio Securities
-----------------------------

To increase income, the Equity Fund may lend its portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Equity Fund at any time, (3) the Equity Fund receives reasonable interest or fee payments on the loan, (4) the Equity Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Equity Fund's assets.

MANAGEMENT OF THE FUND
----------------------

The Advisor
-----------

The Advisor, Freedom Investors Corp., is a Wisconsin corporation with principal offices located at 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433. The Advisor is a wholly-owned subsidiary of Freedom Financial, Inc., a Wisconsin corporation, incorporated on September 25, 1985. Freedom Financial, Inc.'s main business is acting as a holding company, but does derive approximately 5% of its revenues from the sale of life insurance. James R. Fay ("Mr. Fay") is the majority stockholder of Freedom Financial, Inc. and serves as its President, as well as President of the Advisor.

Pursuant to an Investment Advisory Agreement (the "Agreement"), which was unanimously approved by Frontier's initial directors who are not a party to the Agreement nor interested persons, on February 12, 1992, and by Freedom Financial, Inc., the sole initial stockholder of the Equity Fund, on March 9, 1992, the Advisor furnishes a continuous investment program for the Equity Fund's portfolio, makes the day-to-day investment decisions for the Equity Fund, arranges the portfolio transactions for the Equity Fund and generally manages the Equity Fund's investments in accordance with the stated policies of the Equity Fund, subject to the general supervision of the Board of Directors of Frontier.

The Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Advisor and its employees, officers, directors and controlling persons are not liable to the Equity Fund or any of its investors for any act or omission by the Advisor or for any error of judgment or for losses sustained by the Equity Fund. The Agreement in no way restricts the Advisor from acting as advisor to others.

The Agreement is terminable without penalty by Frontier on not more than 60 days' written notice when authorized by the directors of Frontier, by the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Equity Fund, or by the Advisor. The Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, and rules thereunder except to the extent otherwise provided by order of the Securities and Exchange Commission or any rule under the 1940 Act and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Agreement provides that, unless terminated, it will remain in effect until two years from the date of its execution and from year to year thereafter, so long as continuance of the Agreement is approved annually by the Board of Directors of the Frontier, or the stockholders of the Equity Fund and in either case, by a majority vote of the directors who are not parties to the Agreement or "interested persons" of any such person, as defined in the 1940 Act cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreement.

The Agreement also provides that the Advisor is obligated to reimburse to the Equity Fund any amount up to the amount of its advisory fee, 1% of the average daily net asset value of the Equity Fund, by which its aggregate expenses, including advisory fees payable to the Advisor (but excluding interest, taxes, brokerage commissions, extraordinary expenses and any other expenses not subject to the applicable expense limitation), during the portion of any fiscal year in which the Agreement is in effect, exceed the most restrictive expense limitation imposed by the securities law of any jurisdiction in which the shares of the Equity Fund are registered or qualified for sale. Such limitation is currently believed to be 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For purposes of this expense limitation, Equity Fund expenses are accrued monthly and the monthly fee otherwise payable to the Advisor is postponed to the extent that the includable Equity Fund expenses exceed the proportionate amount of such limitation to date. The Advisor, at its own discretion, may pay any additional expenses of the Equity Fund above the management fee of 1% it deems necessary and appropriate for the operation of the Equity Fund. The Equity Fund may reimburse the Advisor for any additional expenses in excess of 1% as the Board of Directors of Frontier deem appropriate and in accordance with applicable law.

The Administrator
-----------------


Frontier has entered into an Administrative Services Agreement with American Data Services, Inc. whose principal offices are located at 150 Motor Parkway, Hauppauge, New York 11788 (the "Administrator"), pursuant to which the Administrator will coordinate administrative services necessary for the Equity Fund's operations, between the Equity Fund's Custodian and Transfer Agent, legal counsel and independent accountants. These administrative services do not include the investment advisory and portfolio management services provided by the Advisor. For such services and the related expenses borne by the Administrator, the Fund pays a fee computed daily and payable monthly based upon a percent of the average net assets of the Fund as described in the Prospectus (See Management of the Fund) which, together with the services to be rendered, both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.

The Distributor
---------------

Frontier has entered into a Distribution Agreement with Freedom Investors Corp. (the "Distributor"), a Wisconsin corporation, having its principal offices located at 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433. The Distributor acts as agent of the Equity Fund for the continuous offering of its shares on a best-efforts basis.

The Distribution Agreement is terminable by the Distributor or Frontier at any time without penalty on not more than 60 nor less than 30 days' written notice, provided that termination by Frontier must be directed or approved by the Board of Directors of Frontier, by the votes of the holders of a majority of the outstanding securities of the Equity Fund or by written consent of a majority of the directors who are not "interested persons" as defined in the 1940 Act of Frontier or the Distributor. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect one year from the date it is executed and from year to year thereafter, so long as continuance of the Distribution Agreement is approved annually by Frontier's Board of Directors or by a majority of the outstanding voting securities of the Equity Fund, and in either case, by a majority of the directors who are not interested persons of Frontier or the Distributor.

Directors and Officers
----------------------

The directors and executive officers of Frontier, their principal business occupations during the past five years and their affiliations, if any, with the Advisor are shown below. Directors deemed to be "interested persons" of Frontier for purposes of the 1940 Act are indicated by an asterisk.


                                                    Principal Occupation
                          Position(s) held with     During
Name and Address          Registrant                Last Five Years
----------------          ----------------------    ---------------------
*<F6>James Russell Fay    President, Treasurer and  President, Freedom
Frontier Funds, Inc.      Director                  Investors Corp. and
101 West Wisconsin Avenue                           Freedom Financial, Inc.
Pewaukee, WI 53072-3433

*<F6>William Thomas Duero Vice President, Secretary Vice President, Freedom
Frontier Funds, Inc.      and Director              Investors Corp. and
101 West Wisconsin Avenue                           previously for Freedom
Pewaukee, WI 53072-3433                             Financial, Inc.; Assistant
                                                    Manager, Handy Andy; Sales
                                                    Representative, Milliken
                                                    Millwork, Inc.

Kenneth Wayne Coshun      Director                  Registered Pharmacist and
224 Lake Street                                     President, Lake Pharmacy
Pewaukee, WI 53072-3433                             of Pewaukee, Inc.


Jeffrey Scott Ackley,     Director                  Owner/Accountant, Ackley &
Certified Public                                    Associates, CPAs
Accountant
Ackley & Associates, CPAs
101 West Wisconsin Avenue
Pewaukee, WI 53072


Both Messrs. Fay and Duero hold officer and director positions with Freedom Investors Corp., the Equity Funds' Investment Advisor and Distributor. The officers and directors of Frontier as a group, own less than 1% of the shares of stock of the Equity Fund. Frontier's Board of Directors currently has one vacant position which it intends to fill by June, 1998. Mr. Duero has tendered his resignation from the Board of Directors; however, his resignation will not become effective until the nominating committee has completed its search for a replacement director.

Frontier pays each director who is not an employee of the Advisor or an affiliated company an annual fee of $1,000 and $500 for each meeting of the Board of Directors attended by the director, and reimburses directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of Frontier who are employed by the Advisor or an affiliated company receive no compensation or expense reimbursement from Frontier.


Frontier's Board of Directors recently decided that it would be in the best interest of the stockholders to liquidate the Equity Fund because of the Equity Fund's consistently poor performance. However, in a special stockholder meeting held February 2, 1998 called by the Board of Directors to vote on the matter of liquidation, the majority of the stockholders decided against the Board of Directors' decision to liquidate and instead decided to allow the Equity Fund to continue to operate as it is currently being done.

INVESTMENT RESTRICTIONS
-----------------------

The Equity Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Equity Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Equity Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Equity Fund will not be considered a deviation from policy. The Equity Fund may not:

          (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

          (2) invest 25% or more of the value of its total assets in any one industry;

          (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 5% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Equity Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Equity Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

          (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Equity Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Equity Fund may be deemed to be an underwriter;

          (6) invest for the purpose of exercising control over management of any company;

          (7) purchase real estate or interests therein other than mortgage-backed securities and similar instruments;

          (8)  purchase or sell commodities or commodity contracts;

          (9) invest more than 5% of its total assets in restricted and illiquid securities and security units that may not be offered or sold to the public without registration under the Securities Act of 1933;

          (10) make any short sale of securities, excluding short selling against the box;

          (11) invest more than 5% of its total assets in the securities of unseasoned issuers, to include equity securities of issuers which are not readily marketable;

          (12) invest in puts, calls, straddles, spreads, and any combination thereof;

          (13) invest in oil, gas, or other mineral exploration or development programs; or

          (14) invest more than 10% of its total assets in the securities of one or more investment companies or in one or more real estate investment trusts.

In order to permit the sale of the Equity Fund's shares in certain states, the Equity Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Equity Fund determine that any such commitment is no longer in the best interests of the Equity Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

PORTFOLIO TRANSACTIONS AND BROKERAGE
------------------------------------

The Advisor is authorized on behalf of the Equity Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. All brokerage commissions paid by the Equity Fund will be paid to non-affiliated brokers. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. The Equity Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Advisor may in the future act as advisor to others. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Equity Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Equity Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Equity Fund and other client accounts.

The policy of the Equity Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Equity Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Equity Fund or the Advisor of the type described in section 28(e) of the Securities Exchange Act of 1934. In doing so, the Equity Fund may also pay higher commission rates than the lowest available when the Advisor believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale; (2) statistical or factual information or opinions pertaining to investment wire services; and (3) appraisals or evaluations of portfolio securities.

CAPITAL STOCK AND OTHER SECURITIES
----------------------------------

The Capital Stock of the Equity Fund is summarized in the prospectus under "General Information."

PURCHASE AND REDEMPTION OF SHARES
---------------------------------

The procedures for purchasing shares of the Equity Fund are summarized in the prospectus under "Purchase of Shares" and the procedures for redemption of shares are summarized in the prospectus under "Redemption of Shares."

The Equity Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90 day period for any one stockholder. The Equity Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Equity Funds' Portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a stockholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Cancellation of purchase orders for Equity Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Equity Fund shares on the date of cancellation is less than the original date of purchase. The investor is responsible for such loss and the Equity Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that stockholder's name, or by seeking other redress.

Freedom Financial, Inc., a Wisconsin corporation and the initial stockholder of the Equity Fund, has indicated its intention to redeem its initial capital investment in the Equity Fund on or before April 18, 1992. In the early stages of the Equity Fund, a significant redemption could adversely affect the net asset value of the Equity Fund.

DETERMINATION OF NET ASSET VALUE
--------------------------------

The net asset value per share of the Equity Fund is determined once daily as of the close of business of the regular trading session of the New York Stock Exchange, normally 4 p.m. New York time, on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Equity Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Equity Fund shares have been received, by taking the value of all assets of the Equity Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

In the calculation of the Equity Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") is valued at its last sale price on that exchange; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid quotation; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Equity Fund's directors (valuation of debt securities for which market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

Short-term debt securities are valued at amortized cost, unless the directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------

GENERAL
-------

The Equity Fund intends to qualify as a regulated investment company under Subchapter M of the Code and generally intends to take all other action required to insure that little or no federal income or excise taxes will be payable by the fund. If so qualified, the Equity Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its stockholders.

The Equity Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Equity Fund will be subject to a tax of 34% of such amount.
In that event, the Equity Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of such undistributed amount; (2) will be entitled to credit its proportionate share of the tax paid by the Equity Fund against its federal income tax liability and to claim the Equity Fund to the extent the credit exceeds such liability; and (3) will increase its basis in its shares of the Equity Fund by an amount equal to 66% of the amount of undistributed capital gains included in such stockholder's gross income.

Under the Code, amounts not distributed on a timely basis in accordance with distribution requirements are subject to a nondeductible 4% excise tax. To avoid the tax, the Equity Fund must distribute, during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year; and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Equity Fund in October, November or December of the year, payable to stockholders of record on a date during such month and paid by the Equity Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Gains or losses on the sales of securities by the Equity Fund will be long-term capital gains or losses if the securities have been held by the Equity Fund for more than 12 months. Gains or losses on the sale of securities held for 12 months or less will be short-term capital gains or losses.

DISTRIBUTIONS
-------------

Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Dividends paid by the Equity Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Equity Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Equity Fund's shares, and are not eligible for the dividends received deduction. Stockholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Equity Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Equity Fund of current or accumulated earnings and profits, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

SALES OF SHARES
---------------

Upon a sale or exchange of his or her shares, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares.

In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Equity Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the stockholder with respect to such shares.

BACKUP WITHHOLDING
------------------

The Equity Fund may be required to withhold federal income tax at the rate of 20% of all taxable distributions payable to stockholders who fail to provide the Equity Fund with their correct taxpayer identification number or to make required certifications or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder's federal income tax liability.

FOREIGN WITHHOLDING TAXES
-------------------------

Income received by the Equity Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Equity Fund's assets to be invested in various countries is not known. Because the Equity Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Equity Fund will not be entitled to "pass-through" to stockholders as a credit against their U.S. income tax liability the amount of foreign taxes paid by the Equity Fund. Stockholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.

Frontier reserves the right to offer investors a range of investment opportunities by providing a choice of investments in various portfolios and, consequently, the right to create and issue a number of different series shares each of which relate to the assets of the separate portfolios. In such case, the shares of each series would participate equally in the earnings, dividends and assets of a particular portfolio and would vote separately to approve management agreements or changes in investment policies. However, shares of all series would vote together in the election or selection of directors, principal underwriters and accountants and on any proposed material amendment to Frontier's Certificate of Incorporation. For federal tax purposes, each "fund" of a series is treated as a separate corporation.

Upon liquidation of Frontier or any series, stockholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such stockholders.

INVESTMENT PERFORMANCE INFORMATION
----------------------------------

The Equity Fund may furnish data about its investment performance in advertisements, sales literature and reports to stockholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Equity Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Equity Fund may also furnish total return calculations for these and other periods based on investments at various sales charge levels or net asset value.

Quotations of yield will be based on the investment income per share earned during a particular 30-day (or one month) period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                             6
                            YIELD =2[(a-b + 1) - 1]
                                      ---
                                      cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period.

Quotations of total return will reflect only the performance of a hypothetical investment in the Equity Fund during the particular time period shown. The Equity Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Equity Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Equity Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to changes in the value of the Equity Fund's shares and the risks associated with the Equity Fund's investment objectives and policies. At any time in the future, total returns and yields may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

From time to time, evaluations of performance are made by independent sources that may be used in advertisements concerning the Equity Fund. These sources include, but not limited to: Lipper Analytical Services, Weisenberger Investment Company Service, Barrons, Business Week, Changing Times, Financial
                            -------  -------------  --------------  --------
World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal
-----  ------  -------  -----  -----------------  ------------------------
Finance, Bank Rate Monitor and The Wall Street Journal.
-------  ---------------------------------------------

In connection with communicating its yield or total return to current or prospective stockholders, the Equity Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Quotations of the Equity Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Equity Fund over periods of one, five and ten years (up to the life of the Equity Fund), and are calculated pursuant to the following formula:

                                P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Equity Fund expenses (net of certain expenses reimbursed by the Advisor) on an annual basis and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.

FINANCIAL STATEMENTS
--------------------


The Equity Fund's audited financial statements were filed with the SEC on December 9, 1997 as part of the Equity Fund's Annual Report to Shareholders. The financial statements contained in such annual report are below, with the revised report of the Independent Accountants.

                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                 FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1997

             TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


                           (ARTHUR ANDERSEN LLP LOGO)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of the
Equity Fund Portfolio:

We have audited the accompanying statement of assets and liabilities of the Equity Fund Portfolio (a series of Frontier Funds, Inc., a Maryland corporation), including the schedule of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Fund Portfolio as of September 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


                                       /s/ ARTHUR ANDERSEN LLP

                                       ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
November 21, 1997 (execpt with
respect to the matter discussed in
Note 6, as to which the date is
February 2, 1998).

                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1997



ASSETS:
     Investments in securities at market value--
       (cost $958,194, see accompanying schedule
       of investments) (Note 1(b))                            $846,625
     Cash                                                       15,630
     Receivable for securities sold                             11,281
     Prepaid expenses                                            3,081
                                                             ---------
          Total assets                                         876,617
                                                             ---------
LIABILITIES:
     Accrued expenses                                           20,524
                                                             ---------
          Total liabilities                                     20,524
                                                             ---------
          Total net assets                                    $856,093
                                                             =========
NET ASSETS CONSIST OF:
     Fund shares issued and outstanding                     $1,340,144
     Accumulated unrealized depreciation on
       investments (Note 4)                                  (111,569)
     Accumulated realized losses (Note 1(e))                 (372,482)
                                                             ---------
          Total net assets                                    $856,093
                                                             =========
NET ASSET VALUE PER SHARE ($.01 par value,
  80,000,000 shares authorized):
     Redemption price ($856,093/200,001
       shares outstanding)                                       $4.28
                                                                 =====
     Maximum offering price (net asset value plus
       8.7% of the net asset value or 8%
       of the offering price calculated as $4.28 x 100/92)       $4.65
                                                                 =====

The accompanying notes to financial statements are an integral part of this statement.

                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1997



INCOME:
     Other                                                        $131
                                                            ----------
                                                                   131
                                                            ----------
EXPENSES:
     Management fee (Note 2)                                    10,306
     Transfer and disbursing agent fees                         17,839
     Administrative fees                                        28,568
     Custodian fees                                              9,103
     Printing                                                    3,385
     Registration fees                                           6,985
     Legal fees                                                 34,182
     Insurance                                                   2,526
     Directors' fees                                             8,979
     Audit fees                                                 14,001
     Other operating expenses                                      973
                                                            ----------
          Total expenses                                       136,847
                                                            ----------
     Less- Waiver of management fee                           (10,306)
                                                            ----------
          Net expenses                                         126,541
                                                            ----------
          Net investment loss                                (126,410)
                                                            ----------
NET REALIZED LOSS ON INVESTMENTS (Note 1(c))                 (385,258)

NET INCREASE IN UNREALIZED DEPRECIATION ON INVESTMENTS         (4,396)
                                                            ----------
          Net loss on investments                            (389,654)
                                                            ----------
          Net decrease in net assets resulting
            from operations                                 $(516,064)
                                                            ==========

The accompanying notes to financial statements are an integral part of this statement.



                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED SEPTEMBER 30, 1997 AND 1996


                                                          1997         1996
                                                          ----         ----
OPERATIONS:
     Net investment loss                            $(126,410)   $(104,175)
     Net realized gain (loss) on
       investments (Note 1(c))                       (385,258)      103,873
     Net increase in unrealized depreciation
       on investments                                  (4,396)    (285,024)
                                                   -----------   ----------
          Net decrease in net assets
            resulting from operations                (516,064)    (285,326)
                                                   -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                -            -
     Distributions from net realized
       gains on investments                                  -            -
                                                   -----------   ----------
          Total distributions                                -            -
                                                   -----------   ----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (7,752 and
       43,430 shares, respectively)                     44,323      297,032
     Cost of shares redeemed (26,148 and 18,032
       shares, respectively)                         (116,973)    (123,792)
                                                   -----------   ----------
          Increase (decrease) in net assets
            derived from capital share
            transactions                              (72,650)      173,240
                                                   -----------   ----------
          Total decrease in net assets               (588,714)    (112,086)
                                                   -----------   ----------
NET ASSETS, at the beginning of the period           1,444,807    1,556,893
                                                   -----------   ----------
NET ASSETS, at the end of the period                  $856,093   $1,444,807
                                                   ===========   ==========

The accompanying notes to financial statements are an integral part of these statements.



                               FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                (For a share outstanding throughout the period)

                                                                                                  April 1,
                                                                                               (Commencement
                                                   For the Years Ended September 30,         of Operations) to
                                             ---------------------------------------------     September 30,
                                              1997      1996      1995      1994      1993         1992
                                             -----     -----     -----     -----     -----   -----------------
Net asset value, beginning period            $6.61     $8.06     $7.59     $8.68     $9.39              $10.00

Income (loss) from investment operations:
     Net investment loss                     (.59)     (.51)     (.47)     (.77)    (1.12)              (1.11)
     Net realized and unrealized
       (loss)/gain on securities
       (Note 1 (g))                         (1.74)     (.94)       .94       .13       .41                 .50
                                            ------    ------    ------    ------    ------              ------
          Total income (loss) from
            Investment operations           (2.33)    (1.45)       .47     (.64)     (.71)               (.61)
Less distributions:
     Distributions from net realized
       gain on investments                       -         -         -     (.27)         -                   -
     Distributions in excess of book
       realized gains                            -         -         -     (.18)         -                   -
                                            ------    ------    ------    ------    ------              ------
          Total distributions                    -         -         -     (.45)         -                   -
                                            ------    ------    ------    ------    ------              ------
Net asset value, end of period               $4.28     $6.61     $8.06     $7.59     $8.68               $9.39
                                             =====     =====     =====     =====     =====               =====
Total return**<F2>                        (35.25)%  (17.99)%     6.19%   (7.23)%   (7.56)%           (12.17)%*<F1>
Ratios/Supplemental Data-
------------------------
Net assets, end of period (in 000's)          $856    $1,445    $1,557    $1,188    $1,079                $332
Ratio of total expenses to average
  net assets                                13.29%     8.29%     8.08%     9.61%    14.51%             35.05%*<F1>
Ratio of net expenses to average
  net assets                                12.29%     7.29%     7.08%     9.55%    13.51%             24.02%*<F1>
Ratio of net investment loss to
  Average net assets                      (12.29)%   (7.26)%   (7.06)%   (9.40)%  (12.36)%           (23.10)%*<F1>
Portfolio turnover rate                     74.85%   133.42%   100.80%   121.48%    84.66%                  0%
Average commission rate paid             $.0334*** $.0511***         -         -         -                   -
                                               <F3>      <F3>

*<F1>Annualized.
**<F2>The Fund's sales charge is not reflected in the total return as set forth in the table.
***<F3>Disclosure of this rate is required by the Securities and Exchange
Commission on a prospective basis beginning with the Fund's 1996 fiscal year end.


The accompanying notes to financial statements are an integral part of these statements.


                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                             SCHEDULE OF INVESTMENTS

                            AS OF SEPTEMBER 30, 1997


                                                                     Quoted
                                                                     Market
Shares                                                                Value
------                                                          -----------
                                                                (Note 1(b))
               COMMON STOCKS--98.89%
               Apparel--6.57%
               -------
    70,000     Cygne Designs Inc.*<F4>                              $26,250
     2,000     Sport-Haley, Inc.*<F4>                                30,000
                                                                   --------
                                                                     56,250
                                                                   --------
               Biotechnology--16.13%
               -------------
    14,000     Energy Bio Systems Inc.*<F4>                          83,125
    40,000     Erox Corp.*<F4>                                       55,000
                                                                   --------
                                                                    138,125
                                                                   --------
               Computer Peripherals--13.95%
               --------------------
    29,000     Dense-Pac Microsystems Inc.*<F4>                      97,875
     5,000     Hauppauge Digital Inc.*<F4>                           21,562
                                                                   --------
                                                                    119,437
                                                                   --------
               Computer Software--4.09%
               -----------------
    40,000     Mitek Systems, Inc.*<F4>                              35,000
                                                                   --------
               Entertainment--2.30%
               -------------
     5,000     The 3DO Company*<F4>                                  19,688
                                                                   --------
               Health Care Technology--4.45%
               ----------------------
    10,000     Cell Robotics International, Inc.*<F4>                38,125
                                                                   --------
               Healthcare--5.44%
               ----------
     5,000     Cytel Corp.*<F4>                                      11,875
    30,000     Procyte Corporation*<F4>                              34,687
                                                                   --------
                                                                     46,562
                                                                   --------
               Recycling Management--7.23%
               --------------------
    15,000     HI-Rise Recycling Systems Inc.*<F4>                   61,875
                                                                   --------
               Retail--4.38%
               ------
    10,000     Perfumania, Inc.*<F4>                                 37,500
                                                                   --------
               Technology--16.43%
               ----------
    40,000     Digital Sound Corp.*<F4>                              63,750
    10,000     Digital Video Systems, Inc.*<F4>                      40,625
     5,000     Laser Power Corporation*                              36,250
                                                                   --------
                                                                    140,625
                                                                   --------
               Telecommunications--17.92%
               ------------------
    40,000     RSI Systems, Inc.*<F4>                               115,000
     5,000     Vtel Corporation*<F4>                                 38,438
                                                                   --------
                                                                    153,438
                                                                   --------
               Total Investments (All common stocks--
                 cost of $958,194)                                  846,625

               Other assets net of other liabilities--1.11%           9,468
                                                                   --------
               Total net assets (basis of percentages
                 disclosed above)                                  $856,093
                                                                   ========

               *<F4> Nondividend paying security

The accompanying notes to financial statements are an integral part of this schedule.

                              FRONTIER FUNDS, INC.

                             EQUITY FUND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1997

(1)  Summary of Significant Accounting Policies-
     ------------------------------------------

     The following is a summary of the significant accounting policies of Frontier Funds, Inc. Equity Fund Portfolio (the "Fund"):

     (a) The Fund is a series of the Frontier Funds, Inc. ("Frontier"), a Maryland corporation. Frontier is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds.

     (b) In the calculation of the Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc., ("NASDAQ") is valued at its last sale price on that exchange; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid quotations; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's directors (valuation of debt securities for which market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

     Short-term debt securities are valued at amortized cost, unless the directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the directors.

     (c) Net realized gains and losses are computed on the basis of specific identification.

     (d) The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code and generally intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. The Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its stockholders.

     (e) As of September 30, 1997, the Fund has Federal income tax capital loss carryforwards of approximately $372,000 expiring in 2005. It is management's intention to make no distribution of any realized capital gains until the Federal income tax capital loss carryforward is exhausted.

     (f) Dividends are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Noncash dividends, if any, are recorded at fair market value on date of distribution.

     (g) Per share net realized and unrealized loss/gain on securities included in the Financial Highlights are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Investment Adviser and Management Agreement-
     -------------------------------------------

     The Fund has an agreement with Freedom Investors Corp. (the "Advisor," with whom certain officers and directors of the Fund are affiliated) to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/12 of 1% (1% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Directors of the Fund.

     The Advisor waived the management fee for the year ended September 30, 1997, and has continued to waive the fee until further notice to the Board of Directors.

     The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the year ended September 30, 1997, were approximately $3,555.

(3)  Administration Agreement-
     ------------------------
     The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting and administrative services to the Fund. For the administrative and fund accounting services, the Fund pays the Administrator a fee computed daily and payable monthly, the greater of approximately $2,200 per month or, based upon the total assets of the Fund, at the rate of 1/12th of 0.10% on the first $75 million of the average total monthly assets, 0.05% on the next $100 million of the average total monthly assets and 0.03% on the average total monthly assets in excess of $175 million. For the shareholder services, the Fund pays a monthly fee of approximately $1,400. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses.

(4)  Accumulated Unrealized Depreciation-
     -----------------------------------
     Aggregate gross unrealized appreciation (depreciation) as of September 30, 1997, based on investment cost for Federal tax purposes is as follows:

       Aggregate gross unrealized appreciation
         on investments                                            $147,089
       Aggregate gross unrealized depreciation
         on investments                                           (258,658)
                                                                 ----------
               Net unrealized depreciation                       $(111,569)
                                                                 ==========

(5)  Investment Transactions-
     -----------------------

     For the year ended September 30, 1997, purchases and proceeds from sales of long-term debt or equity investment securities, other than short-term obligations, aggregated $777,199 and $978,177, respectively.

(6)  Termination of the Fund-
     -----------------------

     On November 20, 1997, the Board of Directors voted to recommend the termination of the Fund and requested the Advisor to immediately begin an orderly liquidation of the Fund's assets. The termination is subject to shareholder approval. The impact of this recommended termination has no impact on the results of operations or net asset values at September 30, 1997.

     In connection with the recommended termination, the Board issued a Notice and Proxy Statement on January 2, 1998 for a Special Stockholder Meeting on February 2, 1998. At the Special Stockholder Meeting, the majority of the stockholders decided against the Board's decision to liquidate and, instead, decided to allow the Fund to continue to operate as it is currently being done.


               APPENDIX A TO STATEMENT OF ADDITIONAL INFORMATION

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

          AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA:
Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA:
Bonds which are rated Baa are considered as medium grade obligations, i.e., they
                                                                      ---
are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B:
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA:
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or there may be marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note:  Moody's may apply numerical modifiers, 1, 2 and 3 in each
          ----
generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P'S") CORPORATE DEBT RATINGS

          AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BBB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CL: The rating Cl is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

          AAA: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. AA: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. A: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels. BAA: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over great length of time. BA: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. B: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. CAA: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. CA: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note:  Moody's may apply numerical modifiers 1, 2 and 3 in each rating
          ----
classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

          AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a non-paying issue with the issuer in default on debt instruments.

          PLUS (+) OR MINUS (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PART C:  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.
          ----------------------------------

          (a)  Financial Statements:

               Included in Part A of the Registration Statement:

                    Table of Fees and Expenses
                    Financial Highlights


               Included in Part B of the Registration Statement: Audited Financial Statements dated September 30, 1997 which contain:


                    Report of Independent Accountants (Revised)
                                                       -------
                    Statement of Investments
                    Statement of Assets and Liabilities
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Notes to Financial Statement
                    Financial Highlights

          Schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

          (b)  Exhibits:

               (l)Articles of Incorporation 5<F5>
               (2)By-Laws5
               (3)Not Applicable
               (4)Form of Stock Certificate of The Equity
                  Fund Portfolio of Frontier Funds, Inc. 5<F5>
               (5)Investment Advisory Agreement with
                  Freedom Investors Corp. for  Frontier Funds, Inc. 5<F5>
               (6)Distribution Agreement 5<F5>
               (7)Not Applicable
               (8)Form of Custody Agreement 5<F5>
               (9)Form of Shareholder Servicing Agent Agreement, 5<F5>Fund
                  Accounting Services Agreement5<F5>, Selected Dealers Agreement5<F5>, Administrative Services Agreement,
                  5<F5> Organization Expense Agreement and
                  IRA Custodial Account Agreement and  Disclosure
                  Statement 5<F5>
               (10)   Opinion and Consent of Counsel 5<F5>
               (11)   Consent of Independent Public Accountants
               (12)   Not Applicable
               (13)   Not Applicable
               (14)   IRA Disclosure Document 5<F5>
               (15)   Not Applicable
               (16)   Not Applicable

5<F5>Filed previously by Amendment.

Item 25.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

          Insofar as the following have substantially identical Boards of Directors, they may be deemed with Registrant to be under common control:
Freedom Financial, Inc., a Wisconsin corporation, is a holding Company owned approximately 92% by James Russell Fay. Freedom Financial, Inc., owns 100% of the outstanding stock of Freedom Investors Corp., which is a Wisconsin corporation and the Equity Fund's Advisor and Distributor. Mr. Fay is an officer and a director of both corporations. Mr. Duero is an officer and a director of Freedom Investors Corp.

Item 26.       Number of Holders of Securities.
               ---------------------------------

          As of January 31, 1998, the approximate number of holders was:

         (1)                         (2)

   Title of Class            Number of Record Holders
   --------------            ------------------------

Equity Fund Portfolio                125


Item 27.       Indemnification.
               ---------------

          The basic effect of the respective indemnification provisions of the Registrant's Certificate of Incorporation and By-Laws and section 2-418 of the General Corporation Law of Maryland is to indemnify each officer and director of both the Registrant and Freedom Investors Corp., to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the Advisor and Distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Advisor and Distributor in connection with the shares being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Advisor.
               ----------------------------------------------------

          See "Management of the Equity Fund" in the Prospectus and "Directors and Officers" in the Statement of Additional Information, as well as the Advisor's current Form ADV, which is each incorporated herein by reference.

Item 29.       Principal Underwriters.
               ----------------------

          (a) The Distributor, Freedom Investors Corp., is not a distributor or underwriter for any other investment company at this time. Occasionally, the Distributor could be considered an underwriter or distributor for other investment companies when other distributors of other investment companies pay the Distributor 100% of the sales charge on the other unaffiliated investment companies.

          (b) The information required with respect to the directors and executive officers of the Distributor is the same as is set forth under the heading "Directors and Officers" in the Statement of Additional Information with the exception that Messrs. Coshun, Hanson and Ackley are not officers or directors of the Distributor.

          (c) Not applicable. The Registrant's only principal underwriter is an affiliated person of the Registrant.

Item 30.       Location of Accounts and Records.
               --------------------------------


          All accounts, books and other documents required to be maintained and preserved pursuant to section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Equity Fund's Transfer Agent located at 150 Motor Parkway, New York 11788or at the offices of the Advisor, located at 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433.

Item 31.       Management Services.
               --------------------

          The Registrant is not a party to any management-related service contract not discussed in Part A or Part B hereof.

Item 32.       Undertakings.
               ------------

          (a) The Registrant will file an amendment to this Registration Statement containing certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to section 14(a)(3) of the 1940 Act.

          (b) The Registrant will file a post-effective amendment containing unaudited financial statements for Frontier Funds, Inc. within four to six months from the effective date.

          (c) The Registrant undertakes to provide its Annual Report to Shareholders without charge to any recipient of its Prospectus who requests the information.

          (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Village of Pewaukee, and State of Wisconsin on the 20th day of February, 1998.


          The undersigned does hereby certify that Post-Effective Amendment No. 8 does hereby meet all of the requirements for effectiveness pursuant to
Section 485(b) of the Securities Act of 1933.

                              FRONTIER FUNDS, INC.

                              BY  /s/ James Russell Fay
                                --------------------------------------
                                         James Russell Fay, President


                              ON BEHALF OF THE BOARD OF DIRECTORS PURSUANT TO POWER OF ATTORNEY GRANTED IN PRE-EFFECTIVE AMENDMENT NO. 2

                              BY /s/ James Russell Fay
                                ---------------------------------------
                                         James Russell Fay, President

                              Board of Directors:

                              James R. Fay
                              Kenneth W. Coshun
                              James S. Ackley

                       SCHEDULE OF EXHIBITS TO FORM N-lA
                     (pursuant to Securities Act Rule 483)

     EXHIBIT NUMBER     EXHIBIT
     --------------     -------

          (1)           Articles of Incorporation 6<F6>

          (2)           By-Laws 6 <F6>

          (3)           Not Applicable

          (4)           Form of Stock Certificate of The Equity Fund Portfolio
                       of Frontier Funds, Inc. 6<F6>

          (5) Form of Investment Advisory Agreement with Freedom Investors Corp. for Frontier Funds, Inc. 6<F6>

          (6)           Form of Distribution Agreement 6<F6>

          (7)           Not Applicable

          (8)           Form of Custody Agreement 6<F6>

          (9)           Form of Shareholder Servicing Agent Agreement, Fund
                       Accounting Service Agreement, Selected Dealers Agreement, Administrative Services Agreement, Organization Expense Agreement and IRS Custodial Account Agreement and Disclosure Statement6

          (10)          Opinion and Consent of Counsel 6<F6>

          (11)          Consent of Independent Public Accountants

          (12)          Not Applicable

          (13)          Not Applicable

          (14)          IRA Disclosure Documents 6<F6>

          (15)          Not Applicable

          (16)          Not Applicable


6<F6> Incorporated by reference.